Exhibit 99.2
Unifi, Inc.
Fourth Qtr. Conf. Call
July 29, 2009
Unifi, Inc.
For The Year and
Fourth Quarter Ended
June 28, 2009
Conference Call

Unifi, Inc.
Fourth Qtr. Conf. Call
July 29, 2009
Cautionary Statement
Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about Unifi, Inc.’s (the “Company”) financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies’ policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.

Unifi, Inc.
Fourth Qtr. Conf. Call
July 29, 2009
Income Statement Highlights
(Amounts in thousands)
(Unaudited)

	For the Quarters Ended
	June 28, 2009	June 29, 2008

Net sales from continuing operations	$139,833	$189,605
Depreciation and amortization expense	6,951	10,234
Selling, general and administrative expense	9,766	11,030
Interest expense	5,560	6,458
Loss from continuing operations before income taxes	(7,639)	(2,088)
Loss from continuing operations	(9,542)	(2,433)
Net income (loss)	(9,544)	771

Unifi, Inc.
Fourth Qtr. Conf. Call
July 29, 2009
Income Statement Highlights
(Amounts in thousands)
(Unaudited)

	For the Years Ended
	June 28, 2009	June 29, 2008

Net sales from continuing operations	$553,663	$713,346
Depreciation and amortization expense	31,326	40,416
Selling, general and administrative expense	39,122	47,572
Interest expense	23,152	26,056
Loss from continuing operations before income taxes	(48,048)	(30,326)
Loss from continuing operations	(52,349)	(19,377)
Net loss	(52,284)	(16,151)

Unifi, Inc.
Fourth Qtr. Conf. Call
July 29, 2009
Volume and Pricing Highlights
(Amounts in thousands, except percentages)
(Unaudited)

	Quarter over quarter		Year over year
	June 2009 vs. June 2008		June 2009 vs. June 2008
	Volume	Price	Volume	Price
Polyester	-19.1%	-8.9%	-23.9%	-0.2%
Nylon	-21.5%	0.1%	-15.8%	-1.9%

Consolidated	-19.4%	-6.9%	-22.9%	0.6%

	Quarter over trailing quarter
	June 2009 vs. March 2009
	Volume	Price
Polyester	18.6%	-0.8%
Nylon	12.9%	3.6%

Consolidated	17.8%	-0.4%

Unifi, Inc.
Fourth Qtr. Conf. Call
July 29, 2009
Balance Sheet Highlights
(Amounts in thousands, except days in receivables/payables)
(Unaudited)

	June	September	December	March	June
	2008	2008	2008	2009	2009

Cash	$20,248	$20,396	$12,619	$23,544	$42,659

Restricted Cash-Domestic	18,246	14,543	11,106	8,809	—
Restricted Cash-Foreign Deposits	17,116	12,754	8,681	7,170	6,931

Total Restricted Cash	35,362	27,297	19,787	15,979	6,931

Total Cash	$55,610	$47,693	$32,406	$39,523	$49,590

Short-Term Debt	$9,805	$7,729	$6,313	$6,119	$6,845
Long-Term Debt	201,801	196,481	193,747	192,049	180,344

Total Debt	211,606	204,210	200,060	198,168	187,189

Net Debt	$155,996	$156,517	$167,654	$158,645	$137,599

Equity	$305,669	$292,979	$270,395	$238,102	$241,682

Net Working Capital (1)	$156,469	$153,642	$149,848	$127,854	$125,039
Days in receivables	53	51	50	55	51
Days in payables	25	26	21	19	19

(1)	Includes only Accounts Receivable, Inventories, Accounts Payable, and Accrued Expenses; excludes discontinued operations

Unifi, Inc.
Fourth Qtr. Conf. Call
July 29, 2009
Equity Affiliates Highlights
(Amounts in thousands, except percentages)
(Unaudited)

	Quarter Ended June 28, 2009		Year Ended June 28, 2009
	Earnings (Loss)	Distributions	Earnings (Loss)	Distributions

Parkdale America (34%)	$(3,966)	$804	$1,437	$3,688
UNF (50%)	(540)	—	(1,474)	—

Total	$(4,506)	$804	$(37)	$3,688

Unifi, Inc.
Fourth Qtr. Conf. Call
July 29, 2009
Adjusted EBITDA Reconciliation
to Pre-Tax Income (Loss)
(Amounts in thousands)
(Unaudited)

	Quarters Ended
	September	December	March	June	Year-to-Date
	2008	2008	2009	2009	June 2009
Pre-tax income (loss) from continuing operations	$1,313	$(8,670)	$(33,052)	$(7,639)	$(48,048)
Interest expense, net	5,052	5,068	5,223	4,876	20,219
Depreciation and amortization expense	9,758	7,633	6,984	6,951	31,326
Equity in (earnings) losses of unconsolidated equity affiliates	(3,482)	(162)	(825)	4,506	37
Non-cash compensation, net of distributions	201	353	339	607	1,500
(Gain) loss on sales of PP&E	(315)	(5,594)	44	9	(5,856)
Hedging (gains) losses	86	(94)	(8)	370	354
Write down of long-lived assets and unconsolidated affiliate	—	1,483	—	350	1,833
Goodwill impairment	—	—	18,580	—	18,580
Restructuring charges (recoveries)	—	—	293	(240)	53
Asset consolidation and optimization expense	1,240	2,128	93	47	3,508
Gain on extinguishment of debt	—	—	—	(251)	(251)
Kinston shutdown expenses	30	—	—	—	30

Adjusted EBITDA	$13,883	$2,145	$(2,329)	$9,586	$23,285

Unifi, Inc.
Fourth Qtr. Conf. Call
July 29, 2009
Non-GAAP
Financial Measures
Non-GAAP Financial Measures
     Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors.
      Adjusted EBITDA
     Adjusted EBITDA represents pre-tax income before interest expense, depreciation and amortization expense and loss or income from discontinued operations, adjusted to exclude equity in earnings and losses of unconsolidated affiliates, write down of long-lived assets and unconsolidated affiliate, non-cash compensation expense net of distributions, gains and losses on sales of property, plant and equipment, hedging gains and losses, asset consolidation and optimization expense, goodwill impairment, gain on extinguishment of debt, restructuring charges and recoveries, and Kinston shutdown costs. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of “high-yield” issuers to meet debt service obligations.
     We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not have an impact on our ability to service our debt. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.
     In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Unifi, Inc.
Fourth Qtr. Conf. Call
July 29, 2009
Non-GAAP
Financial Measures — continued
Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
     Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.